United
                    Asset Strategy
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    ---------------------------------------
                    For the six months ended March 31, 2000

This report is submitted for the general information of the shareholders of United Asset Strategy Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Asset Strategy Fund, Inc. current prospectus.

PRESIDENT'S LETTER
MARCH 31, 2000


Dear Shareholder:


We are delighted to share with you this report on your Fund's operations for the six months ended March 31, 2000.

This six-month period provided some remarkable gains, especially in many of the so-called "new economy" stocks. The exceptional performance of these stocks was evident in the Nasdaq Composite Index, which is made up primarily of technology-oriented companies; and in the Russell 2000, which includes many small-cap growth companies. The Nasdaq Composite recorded a remarkable gain of 67 percent over the six months ended March 31, 2000. The Russell 2000 rose a very strong 27 percent over the period.

The performance of the two other major indices -- the Dow Jones Industrial Average and the Standard & Poor's 500 -- did not match the Nasdaq or Russell, reflecting a growing investor sentiment that the "old economy" companies that they include could not provide the growth opportunity of their "new economy" counterparts. Still, their performance, by historical standards, was very strong. The S&P 500, the index most often used to track the performance of the largest U.S. stocks, rose 18 percent for the six months ended March 31. The Dow Jones Industrial Average, which includes 30 of the nation's largest companies, rose 6 percent.

The across-the-board strength of the equity market and, especially, the enormous gains in the Nasdaq over this period, left many investors wondering if this upward trend was sustainable. The answer came just after the period's end, as a sharp sell-off erased all of the market's gains of the first three months of 2000. The sell-off was most pronounced, by far, in the Nasdaq Composite. Nonetheless, at May 1, 2000, the Nasdaq remained up 41 percent from its September 30, 1999 level.

For the six months ended March 31, bonds remained depressed, the result of several forces weighing on all fixed-income markets. The Federal Reserve began raising short-term interest rates at the end of June 1999, and has now raised interest rates five times. Tax-loss selling and investor preference for equities over fixed-income securities placed additional pressure on bonds.

Looking ahead, the market is still trying to find direction. Currently, economic news suggests that the economy remains sufficiently strong to perhaps prompt additional interest rate hikes by the Federal Reserve. Other factors that may affect the market during the coming year include the presidential election, the high trade deficit and the implications of that deficit for the value of the U.S. dollar abroad.

Overall, investors have been rewarded well in recent years. Those who continue a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts. Just as we urge you not to become unduly concerned if the market moves downward in the near term, we would urge that you not become too exuberant when it moves higher in similarly short periods.

It is impossible to predict with certainty where markets will go next, but one thing that remains certain is that a well-thought-out investment plan is essential. Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, is your key to a sound financial future. Thank you for your ongoing commitment and support.

Respectfully,

Robert L. Hechler
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Asset Strategy Fund, Inc.

PORTFOLIO STRATEGY:
Stocks 70%                 OBJECTIVE:   To seek high total return over
(can range from 0-100%)                 the long term.

Bonds 25%
(can range from 0-100%)     STRATEGY:   Invests in stocks, bonds
                                        and short-term
Short-Term Instruments 5%               instruments.  Within each of
(can range from 0-100%)                 these classes, the Fund may invest in
                                        both domestic and foreign securities.
                                        The Fund selects an allocation mix which represents the way the Fund's investments will generally be allocated over the long term as indicated in the accompanying chart. This mix will vary over shorter time periods as Fund holdings change based on the current outlook for the different markets.

                             FOUNDED:   1995

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY
                                        (March, June, September, December)

PERFORMANCE SUMMARY -- Class A Shares


          PER SHARE DATA
For the Six Months Ended March 31, 2000
---------------------------------------
DIVIDEND PAID                   $0.01
                                =====

CAPITAL GAINS DISTRIBUTION      $0.18
                                =====

NET ASSET VALUE ON
     3/31/00 $7.47 adjusted to:  $7.65  (A)
     9/30/99                      5.82
                                 -----
CHANGE PER SHARE                 $1.83
                                 =====

 (A)This number includes the capital gains distribution of $0.18 paid in December 1999 added to the actual net asset value on March 31, 2000.

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load**  Sales Load***
------                                      -----------    ------------
1-year period ended 3-31-00                     31.47%         39.49%
5-year period ended 3-31-00                     12.90%         14.24%
Period from 3-9-95*
 through 3-31-00                                12.81%         14.14%

  *Initial public offering of the Fund.
 **Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods. ***Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.


Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 2000, the Fund had net assets totaling $69,892,651 invested in a diversified portfolio of:

   78.98%   Common Stocks
   12.63%   Cash and Cash Equivalents
    4.97%   United States Government Securities
    1.76%   Bullion
    1.05%   Corporate Debt Securities
    0.61%   Other Government Security


As a shareholder of United Asset Strategy Fund, Inc., for every $100 you had invested on March 31, 2000, your Fund owned:

  $78.98    Common Stocks
   12.63    Cash and Cash Equivalents
    4.97    United States Government Securities
    1.76    Bullion
    1.05    Corporate Debt Securities
    0.61    Other Government Security

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 2000

                                                Troy
                                              Ounces        Value

BULLION - 1.76%
 Gold  ...................................     4,411   $1,228,139
 (Cost: $1,292,658)

                                              Shares

COMMON STOCKS
Amusement and Recreation Services - 0.99%
 Walt Disney Company (The)  ..............    16,800        695,100

Business Services - 5.07%
 Clear Channel Communications, Inc.*  ....    14,000        966,875
 Microsoft Corporation*  .................     8,600        916,169
 Oracle Corporation*  ....................    12,400        966,812
 Shared Medical Systems Corporation  .....    13,400        695,125
   Total .................................                3,544,981

Chemicals and Allied Products - 16.44%
 American Home Products Corporation  .....    18,200        975,975
 Biogen, Inc.*  ..........................     9,100        635,294
 Bristol-Myers Squibb Company  ...........    12,300        710,325
 Dial Corporation (The)  .................    62,800        863,500
 Forest Laboratories, Inc.*  .............    18,700      1,580,150
 IntraBiotics Pharmaceuticals, Inc.*  ....    23,300        350,228
 Lilly (Eli) and Company  ................    13,700        863,100
 Merck & Co., Inc.  ......................     8,100        503,213
 Pharmacia & Upjohn, Inc.  ...............    20,800      1,071,200
 Pharmacyclics, Inc.*  ...................    14,000        779,187
 Procter & Gamble Company (The)  .........    11,500        646,875
 Schering-Plough Corporation  ............    21,300        782,775
 Smith International, Inc.*  .............    10,600        821,500
 Warner-Lambert Company  .................     9,300        906,750
   Total .................................               11,490,072

Coal Mining - 0.98%
 CONSOL Energy Inc.  .....................    65,000        686,563

Communication - 1.38%
 EchoStar Communications Corporation,
   Class A* ..............................    12,200        963,800

Depository Institutions - 2.11%
 Bank of America Corporation  ............    14,300        749,856
 U. S. Bancorp.  .........................    33,200        726,250
   Total .................................                1,476,106


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 2000

                                              Shares        Value
COMMON STOCKS (Continued)
Eating and Drinking Places - 2.61%
 Papa John's International, Inc.*  .......    33,300     $1,099,941
 Wendy's International, Inc.  ............    35,800        722,712
   Total .................................                1,822,653

Electronic and Other Electric Equipment - 9.41%
 Analog Devices, Inc.*  ..................     9,810        790,318
 Intel Corporation  ......................     8,200      1,080,863
 JDS Uniphase Corporation*  ..............     5,700        687,028
 LSI Logic Corporation*  .................    13,300        965,912
 Maxim Integrated Products, Inc.*  .......    12,800        910,000
 Nortel Networks Corporation  ............     7,150        900,900
 Rambus Inc.*  ...........................     1,800        528,469
 Samsung Electronics (A)  ................     2,350        712,282
   Total .................................                6,575,772

Fabricated Metal Products - 0.97%
 Parker Hannifin Corporation  ............    16,500        681,656

Food and Kindred Products - 1.29%
 American Italian Pasta Company, Class A*     36,700        903,738

Food Stores - 1.19%
 Kroger Co. (The)*  ......................    47,200        828,950

General Merchandise Stores - 3.13%
 BJ's Wholesale Club, Inc.*  .............    27,200      1,050,600
 Target Corporation  .....................    15,200      1,136,200
   Total .................................                2,186,800

Health Services - 1.02%
 Columbia/HCA Healthcare Corporation  ....    28,100        711,281

Holding and Other Investment Offices - 1.21%
 ABB Ltd. (A)*  ..........................     3,700        436,368
 "Shell" Transport and Trading
   Company, p.l.c. (The), ADR ............     8,400        412,125
   Total .................................                  848,493

Industrial Machinery and Equipment - 3.43%
 Cooper Cameron Corporation*  ............    11,400        762,375
 Illinois Tool Works, Inc.  ..............    11,800        651,950
 Ingersoll-Rand Company  .................    15,100        668,175
 Invensys plc (A)  .......................    70,000        312,032
   Total .................................                2,394,532

Instruments and Related Products - 2.22%
 Beckman Coulter, Inc.  ..................    14,000        898,625
 PE Corporation - PE Biosystems Group  ...     6,800        656,200
   Total .................................                1,554,825

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Insurance Carriers - 2.18%
 American International Group, Inc.  .....     6,650     $  728,175
 CIGNA Corporation  ......................    10,500        795,375
   Total .................................                1,523,550

Leather and Leather Products - 0.93%
 Kenneth Cole Productions, Inc., Class A*     16,500        647,625

Lumber and Wood Products - 0.98%
 Weyerhaeuser Company  ...................    12,000        684,000

Metal Mining - 2.88%
 Homestake Mining Company  ...............   160,400        962,400
 Newmont Mining Corporation  .............    46,800      1,050,075
   Total .................................                2,012,475

Motion Pictures - 1.87%
 AT&T Corp. - Liberty Media Group,
   Class A* ..............................    22,000      1,303,500

Nondepository Institutions - 2.14%
 Fannie Mae  .............................    12,900        728,044
 Freddie Mac  ............................    17,400        768,862
   Total .................................                1,496,906

Oil and Gas Extraction - 3.79%
 Burlington Resources Incorporated  ......    14,100        521,700
 Schlumberger Limited  ...................     9,300        711,450
 Transocean Sedco Forex Inc.  ............    16,419        842,500
 USX Corporation - Marathon Group  .......    22,100        575,981
   Total .................................                2,651,631

Paper and Allied Products - 3.28%
 Bowater Incorporated  ...................    14,900        795,288
 International Paper Company  ............    17,800        760,950
 Smurfit-Stone Container Corporation*  ...    43,200        733,050
   Total .................................                2,289,288

Petroleum and Coal Products - 2.66%
 Exxon Mobil Corporation  ................     7,000        544,688
 Lyondell Chemical Company  ..............    50,400        743,400
 Texaco Inc.  ............................    10,600        568,425
   Total .................................                1,856,513

Primary Metal Industries - 2.12%
 Ak Steel Holding Corporation  ...........    68,900        714,838
 Reynolds Metals Company  ................    11,500        769,062
   Total .................................                1,483,900


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Transportation Equipment - 1.42%
 Gentex Corporation*  ....................    26,750    $   990,586

Wholesale Trade -- Nondurable Goods - 1.28%
 Cardinal Health, Inc.  ..................    19,500        894,562

TOTAL COMMON STOCKS - 78.98%                            $55,199,858
 (Cost: $45,013,332)
                                           Principal
                                           Amount in
                                           Thousands
CORPORATE DEBT SECURITIES
Fabricated Metal Products - 0.69%
 Crown Cork & Seal Company, Inc.,
   7.125%, 9-1-02 ........................      $500        482,860

Primary Metal Industries - 0.36%
 Ispat Mexicana, S.A. de C.V.,
   10.375%, 3-15-01 (B)...................       250        248,125

TOTAL CORPORATE DEBT SECURITIES - 1.05%                 $   730,985
 (Cost: $745,192)

OTHER GOVERNMENT SECURITY - 0.61%
Argentina
 Republic of Argentina (The),
   0.0%, 10-15-01 ........................       500    $   427,500
 (Cost: $435,023)

UNITED STATES GOVERNMENT SECURITY - 4.97%
 United States Treasury,
   5.625%, 12-31-02 ......................     3,550    $ 3,475,130
 (Cost: $3,536,048)

                                           Number of
                                           Contracts

OPTIONS
 Analog Devices, Inc., June 2000 Put Options,
   Expires 6-17-00 .......................       204          3,188
 Applied Materials, Inc., May 2000 Put Options,
   Expires 4-22-00 .......................       106          1,325
 Applied Micro Circuits Corporation, May 2000
   Put Options, Expires 5-20-00 ..........        64          1,800
 AT&T Corp. - Liberty Media Group, Class A, April 2000
   Put Options, Expires 4-22-00...........       220          1,375
 Clear Channel Communications, Inc., April 2000
   Put Options, Expires 4-22-00 ..........        70         14,875
 DoubleClick Inc., April 2000 Put Options,
   Expires 4-22-00 .......................        48          3,750

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 2000

                                           Number of
                                           Contracts        Value

OPTIONS (Continued)
 EchoStar Communications Corporation, Class A,
   June 2000 Put Options, Expires 6-17-00.       122    $       762
 JDS Uniphase Corporation, June 2000 Put
   Options, Expires 6-17-00 ..............       104         22,750
 Maxim Integrated Products, Inc., May 2000
   Put Options, Expires 5-20-00 ..........       128            800
 Microsoft Corporation, April 2000 Put Options,
   Expires 4-22-00 .......................        86          2,687
 Nortel Networks Corporation, June 2000 Put Options,
   Expires 6-17-00 .......................        72          4,050
 Oracle Corporation, June 2000 Put Options,
   Expires 6-17-00 .......................       144          2,700
 Rambus Inc., May 2000 Put Options,
   Expires 5-20-00 .......................        78          8,775
 TMP Worldwide Inc., June 2000 Put Options,
   Expires 6-17-00 .......................        86          8,063
 Teradyne, Inc., April 2000 Put Options,
   Expires 4-22-00 .......................       124          5,425
 Time Warner Incorporated, June 2000 Put Options,
   Expires 6-17-00 .......................        84          1,575
 Yahoo! Inc., April 2000 Put Options,
   Expires 4-22-00 .......................        26          3,250

TOTAL OPTIONS - 0.12%                                       $87,150
  (Cost:  $558,224)
                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Fabricated Metal Products - 0.11%
 Danaher Corporation,
   6.1325%, Master Note ..................    $   79         79,000

Food and Kindred Products - 6.16%
 General Mills, Inc.,
   5.9875%, Master Note ..................     4,302      4,302,000

Instruments and Related Products - 4.29%
 Snap-on Incorporated,
   6.01%, 4-10-00 ........................     3,000      2,995,493

Nondepository Institutions - 3.42%
 PACCAR Financial Corp.,
   6.0329%, Master Note ..................     2,395      2,395,000

TOTAL SHORT-TERM SECURITIES - 13.98%                    $ 9,771,493
 (Cost: $9,771,493)

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 2000

                                                            Value

TOTAL INVESTMENT SECURITIES - 101.47%                   $70,920,255
 (Cost: $61,351,970)

LIABILITIES, NET OF
 CASH AND OTHER ASSETS - (1.47%)                         (1,027,604)

NET ASSETS - 100.00%                                    $69,892,651


Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.
(A) Listed on an exchange outside the United States.
(B) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the value of this security amounted to $248,125 or 0.36% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
(In Thousands, Except for Per Share Amounts)
Assets
 Investment securities -- at value
   (Notes 1 and 4) .................................        $70,920
 Cash   ............................................              2
 Receivables:
   Investment securities sold ......................          2,187
   Fund shares sold ................................            386
   Dividends and interest ..........................            101
 Prepaid insurance premium  ........................             10
                                                            -------
    Total assets  ..................................         73,606
                                                            -------
Liabilities
 Payable for investment securities purchased  ......          3,539
 Payable to Fund shareholders  .....................            114
 Accrued transfer agency and dividend
   disbursing (Note 3) .............................             30
 Accrued service fee (Note 3)  .....................             12
 Accrued accounting services fee (Note 3)  .........              3
 Accrued management fee (Note 3)  ..................              1
 Other liabilities  ................................             14
                                                            -------
    Total liabilities  .............................          3,713
                                                            -------
      Total net assets .............................        $69,893
                                                            =======

Net Assets
 $0.01 par value capital stock
   Capital stock ...................................        $    94
   Additional paid-in capital ......................         51,538
 Accumulated undistributed income:
   Accumulated undistributed net investment income              40
   Accumulated undistributed net realized gain on
    investment transactions  .......................         8,653
   Net unrealized appreciation in value of
    investments  ...................................          9,568
                                                            -------
    Net assets applicable to outstanding
      units of capital .............................        $69,893
                                                            =======
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $7.47
 Class B  ..........................................          $7.45
 Class C  ..........................................          $7.45
 Class Y  ..........................................          $7.47
Capital shares outstanding
 Class A  ..........................................          8,982
 Class B  ..........................................            250
 Class C  ..........................................             71
 Class Y  ..........................................             53
Capital shares authorized ..........................      1,000,000
                   See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended MARCH 31, 2000
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization .......................       $   467
   Dividends (net of foreign withholding
    taxes of $2) ...................................           141
                                                           -------
    Total income  ..................................           608
                                                           -------
 Expenses (Notes 2 and 3):
   Investment management fee .......................           196
   Transfer agency and dividend disbursing:
    Class A ........................................           140
    Class B ........................................             1
    Class C ........................................           ---*
   Service fee:
    Class A ........................................            61
    Class B ........................................             1
    Class C ........................................           ---*
   Registration fees ...............................            29
   Accounting services fee .........................            14
   Distribution fee:
    Class A ........................................             8
    Class B ........................................             3
    Class C ........................................             1
   Audit fees ......................................             9
   Legal fees ......................................             7
   Custodian fees ..................................             6
   Amortization of organization expenses ...........             5
   Other ...........................................            43
                                                           -------
    Total expenses  ................................           524
                                                           -------
      Net investment income ........................            84
                                                           -------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 4)
 Realized net gain on securities  ..................         8,821
 Realized net loss on foreign currency
   transactions ....................................            (1)
 Realized net loss on put options ..................           (80)
                                                           -------
   Realized net gain on investments ................         8,740
                                                           -------
 Unrealized appreciation in value of securities
   during the period ...............................         7,969
 Unrealized depreciation in value of options
   during the period ...............................          (471)
                                                           -------
   Unrealized appreciation in value of investments
    during the period  .............................         7,498
                                                           -------
    Net gain on investments  .......................        16,238
                                                           -------
      Net increase in net assets resulting
       from operations  ............................       $16,322
                                                           =======
*Not shown due to rounding.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)                           For the six  For the fiscal
                                        months ended   year ended
                                          March 31,   September 30,
                                             2000          1999
Increase in Net Assets                  --------------------------
 Operations:
   Net investment income ............        $    84        $   605
   Realized net gain on investments .          8,740          1,669
   Unrealized appreciation ..........          7,498            595
                                             -------        -------
    Net increase in net assets
      resulting from operations .....         16,322          2,869
                                             -------        -------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ........................           (100)          (627)
    Class B  ........................            ---**          ---
    Class C  ........................            ---**          ---
    Class Y  ........................             (1)            (5)
   Realized gains on securities transactions:
    Class A  ........................         (1,532)        (1,478)
    Class B  ........................            (14)           ---
    Class C  ........................             (4)           ---
    Class Y  ........................             (9)           (10)
                                             -------        -------
                                              (1,660)        (2,120)
                                             -------        -------
 Capital share transactions
   (Note 6) .........................          6,841        14,530
                                             -------        -------
       Total increase  ..............         21,503        15,279
Net Assets
 Beginning of period  ...............         48,390         33,111
                                             -------        -------
 End of period, including undistributed
   net investment income of $40
   and $58, respectively ............         69,893        $48,390
                                             =======        =======

 *See "Financial Highlights" on pages 15 - 18.
**Not shown due to rounding.

                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                           For the
                    For the                                period
                        six       For the fiscal year        from
                     months       ended September 30,     3/9/95*
                      ended ----------------------------- through
                    3/31/00    1999   1998    1997   1996 9/30/95
                     ------  ------ ------  ------ ------ -------
Net asset value,
 beginning of period  $5.82   $5.78  $5.99   $5.24  $5.42   $5.00
                      -----   -----  -----   -----  -----   -----
Income from investment operations:
 Net investment
   income ..........   0.01    0.09   0.15    0.16   0.15    0.07
 Net realized and
   unrealized gain (loss)
   on investments ..   1.83    0.29   0.28    0.74  (0.17)   0.40
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   1.84    0.38   0.43    0.90  (0.02)   0.47
                      -----   -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.01)  (0.10) (0.17)  (0.15) (0.15)  (0.05)
 From capital gains   (0.18)  (0.24) (0.47)  (0.00) (0.00)  (0.00)
 In excess of capital
   gains ...........  (0.00)  (0.00) (0.00)  (0.00) (0.01)  (0.00)
                      -----   -----  -----   -----  -----   -----
Total distributions   (0.19)  (0.34) (0.64)  (0.15) (0.16)  (0.05)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $7.47   $5.82  $5.78   $5.99  $5.24   $5.42
                      =====   =====  =====   =====  =====   =====
Total return** .....  32.45%   6.90%  7.89%  17.46% -0.49%   9.42%
Net assets, end of period
 (in millions) .....    $67     $48    $33     $28    $32     $22
Ratio of expenses to
 average net assets    1.86%***1.90%  1.62%   1.70%  1.68%   1.64%***
Ratio of net investment
 income to average net
 assets  ...........   0.31%***1.55%  2.45%   2.87%  2.93%   3.71%***
Portfolio
 turnover rate  .... 111.62% 176.63%230.09% 173.88% 91.06%   9.32%

  *Commencement of operations.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/6/99*
                            through
                            3/31/00
                            -------
Net asset value,
 beginning of period          $5.89
                              ----
Income from investment
 operations:
 Net investment loss          (0.01)
 Net realized and
   unrealized gain
   on investments ..           1.76
                              ----
Total from investment
 operations  .......           1.75
                              ----
Less distributions:
 From net investment
   income ..........          (0.01)
 From capital gains           (0.18)
                              ----
Total distributions           (0.19)
                              ----
Net asset value,
 end of period  ....          $7.45
                              ====
Total return .......          30.34%
Net assets, end of
 period (in
 millions)  ........             $2
Ratio of expenses to
 average net assets            2.56%**
Ratio of net investment
 loss to average
 net assets  .......          -0.66%**
Portfolio turnover
 rate  .............         111.62%***

    *Commencement of operations.
   **Annualized.
  ***For the six months ended March 31, 2000.


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/5/99*
                            through
                            3/31/00
                            -------
Net asset value,
 beginning of period          $5.86
                              ----
Income from investment
 operations:
 Net investment loss           0.00
 Net realized and
   unrealized gain
   on investments ..           1.78
                              ----
Total from investment
 operations  .......           1.78
                              ----
Less distributions:
 From net investment
   income ..........          (0.01)
 From capital gains           (0.18)
                              ----
Total distributions           (0.19)
                              ----
Net asset value,
 end of period  ....          $7.45
                              ====
Total return .......          31.01%
Net assets, end of
 period (in millions)            $1
Ratio of expenses to
 average net assets            2.44%**
Ratio of net investment
 loss to average
 net assets  .......          -0.50%**
Portfolio turnover
 rate  .............         111.62%***

    *Commencement of operations.
   **Annualized.
  ***For the six months ended March 31, 2000.

                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                    For the                                period
                        six       For the fiscal year        from
                     months       ended September 30,    9/27/95*
                      ended------------------------------ through
                    3/31/00    1999   1998    1997   1996 9/30/95
                    ------- --------------  ------ ------ -------
Net asset value,
 beginning of period  $5.83   $5.78  $5.99   $5.24  $5.42   $5.41
                      -----   -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........   0.02    0.12   0.16    0.17   0.16    0.00
 Net realized and
   unrealized gain
   (loss) on
   investments .....   1.82    0.28   0.29    0.75  (0.17)   0.01
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   1.84    0.40   0.45    0.92  (0.01)   0.01
                      -----   -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.02)  (0.11) (0.19)  (0.17) (0.16)  (0.00)
 From capital gains   (0.18)  (0.24) (0.47)  (0.00) (0.00)  (0.00)
 In excess of
   capital gains ...  (0.00)  (0.00) (0.00)  (0.00) (0.01)  (0.00)
                      -----   -----  -----   -----  -----   -----
Total distributions   (0.20)  (0.35) (0.66)  (0.17) (0.17)  (0.00)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $7.47   $5.83  $5.78   $5.99  $5.24   $5.42
                      =====   =====  =====   =====  =====   =====
Total return .......  32.48%   7.35%  8.26%  17.93% -0.21%   0.18%
Net assets, end of
 period (000
 omitted)  .........   $395    $284   $243    $322   $330      $3
Ratio of expenses
 to average net
 assets  ...........   1.60%***1.49%  1.37%   1.28%  1.29%   0.00%
Ratio of net
 investment income
 to average net
 assets  ...........   0.56%***1.96%  2.79%   3.29%  3.43%   0.00%
Portfolio
 turnover rate ..... 111.62% 176.63%230.09% 173.88% 91.06%   9.32%**

  *Commencement of operations.
 **Rate is for the period from March 9, 1995 through September 30, 1995. ***Annualized.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000

NOTE 1 -- Significant Accounting Policies

     United Asset Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return with reduced risk over the long term through investments in stocks, bonds and short-term instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on August 25, 1994 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until March 9, 1995 (the date of the initial public offering).

     On February 23, 1995, Waddell & Reed, Inc. ("W&R") purchased for investment 20,000 shares of the Fund at their net asset value of $5.00 per share.

     The Fund's organizational expenses in the amount of $49,530 were advanced to the Fund by W&R and were an obligation to be paid by it. These expenses were amortized and paid evenly over 60 months following the date of the initial public offering.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and W&R, Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $100,803. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $87,817 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by W&R in connection with the sale of Fund shares.

     With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%.

     If Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed.

     The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended March 31, 2000, W&R received $185 and $10 in deferred sales charges from Class B shares and Class C shares, respectively.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $885, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $58,392,374 while proceeds from maturities and sales aggregated $46,195,646. Purchases of options aggregated $724,298 while proceeds from options aggregated $86,319. Purchases of short-term securities and U.S. Government securities aggregated $67,492,559. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $62,757,835 and $10,570,437, respectively. Purchases of gold bullion aggregated $1,292,658.

     For Federal income tax purposes, cost of investments owned at March 31, 2000 was $61,389,958, resulting in net unrealized appreciation of $9,530,297, of which $11,548,156 related to appreciated securities and $2,017,859 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

     United Gold & Governemtn Fund, Inc. ("UGG") was merged into the Fund as of June 30, 1999. At the time of the merger UGG had capital loss carryovers of $3,550,047 available to offset future gains of the Fund. These carryovers are limited to $123,386 for the fiscal year ended September 30, 1999 and $489,523 for each period ending from September 30, 2000 through 2006.

     For Federal income tax purposes, the Fund realized capital gain net income of $1,636,012 during its fiscal year ended September 30, 1999, which included utilization of $123,386 of UGG's capital loss carryovers. The capital gain net income has been distributed to the Fund's shareholders.

NOTE 6 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.

                            For the       For the
                         six months   fiscal year
                              ended         ended
                          March 31, September 30,
                               2000          1999
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............        1,451         3,708
 Class B .............          251           ---
 Class C .............           71           ---
 Class Y  ............            6            52
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............          262           380
 Class B .............            2           ---
 Class C .............            1           ---
 Class Y  ............            2             3
Shares redeemed:
 Class A  ............         (996)       (1,506)
 Class B .............           (3)          ---
 Class C .............          ---*          ---
 Class Y  ............           (4)          (48)
                              -----         -----
Increase in
 outstanding capital
 shares ..............        1,043         2,589
                              =====         =====
Value issued from sale
 of shares:
 Class A  ............       $9,495       $20,949
 Class B .............        1,645           ---
 Class C .............          472           ---
 Class Y  ............           40           292
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............        1,615         2,091
 Class B .............           14           ---
 Class C .............            4           ---
 Class Y  ............           10            15
Value redeemed:
 Class A  ............       (6,406)       (8,548)
 Class B .............          (22)          ---
 Class C .............           (2)          ---
 Class Y  ............          (24)         (269)
                             ------       -------
Increase in outstanding
 capital  ............       $6,841       $14,530
                             ======       =======
     *Not shown due to rounding.

NOTE 7 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

     When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded, or in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a put written is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Asset Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Asset Strategy Fund, Inc. (the "Fund") as of March 31, 2000, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 1999, and the financial highlights for the six-month period ended March 31, 2000, and for each of the five fiscal years in the period ended September 30, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Asset Strategy Fund, Inc. as of March 31, 2000, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 1999, and the financial highlights for the six-month period ended March 31, 2000, and for each of the five fiscal years in the period ended September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.





Deloitte & Touche LLP
Kansas City, Missouri
May 5, 2000

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin



OFFICERS
Robert L. Hechler, President
Michael L. Avery, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Daniel J. Vrabac, Vice President


To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Accumulative Fund
United Asset Strategy Fund, Inc.
United Bond Fund
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Income Fund
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Science and Technology Fund
United Small Cap Fund, Inc.
nited Tax-Managed Equity Fund, Inc.
United Vanguard Fund, Inc.


















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1017SA(3-00)

printed on recycled paper